DATE:                                      April 27, 2006

TO:                                        RALI Series 2006-QA3 Trust, acting through Deutsche Bank Trust Company
                                           Americas, not in its individual capacity but solely in its capacity as
                                           Trustee for the benefit of the RALI Series 2006-QA3 Trust

                                           EP-MN-WS3D
                                           60 Livingston Avenue
                                           St. Paul, MN 55107

ATTENTION:                                 RALI Series 2006-QA3 Trust
TELEPHONE:                                 (651) 495-3880
FACSIMILE:                                 (651) 495-8090

CC:                                        Josie Knorr
FAX:                                       952-352-0503

FROM:                                      Deutsche Bank AG, New York Branch

FACSIMILE:                                 +44 20 7545 9761

SUBJECT:                                   Interest Rate Swap

REFERENCE NUMBER(S):                       N469539N

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered  into on the Trade Date  specified  below (the  "Transaction")  between  Deutsche  Bank AG, New York Branch
("DBAG")  and RALI  Series  2006-QA3  Trust,  acting  through  Deutsche  Bank Trust  Company  Americas,  not in its
individual  capacity,  but solely as Trustee for the benefit of RALI Series 2006-QA3 Trust  ("Counterparty").  This
letter  agreement,  which  evidences  a  complete  and  binding  agreement  between  you and us to  enter  into the
Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form Master
Agreement (as defined below).

1.       This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency--Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been executed by you and us on the Trade Date of the first  Transaction  entered into between us and the terms set forth in  Paragraph 3 shall  constitute  a "Schedule"  to the ISDA Form Master  Agreement.  In the event of any inconsistency  between the  provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,
this Agreement  shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined  herein,  in the ISDA Form Master  Agreement  or the  Definitions  shall have the  meanings  assigned to them in the Pooling and
Servicing Agreement,  dated as of March 1, 2006, among Residential Accredit Loans, Inc., as Depositor,  Residential
Funding  Corporation,  as Master Servicer and sponsor,  and Deutsche Bank Trust Company  Americas,  as trustee (the
"Pooling and Servicing  Agreement").  Unless otherwise  explicitly stated herein,  each reference to a "Section" or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the 1992 ISDA Form Master
Agreement.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:
      Notional Amount:                     As set forth in Exhibit I, which is  attached  hereto and  incorporated  by reference into this Confirmation
      Trade Date:                          April 20, 2006
      Effective Date:                      May 25, 2006
      Termination Date:                    March 25, 2011,  subject to  adjustment  in  accordance  with the Following
                                           Business Day Convention.
      FIXED AMOUNT:
           Fixed Rate Payer:               Counterparty
           Fixed Rate Payer Period End     The 25th day of each month of each year,  commencing June 25, 2006, through
           Dates:                          and including the Termination Date,  subject to No adjustment in accordance with the Following Business Day Convention.
           Fixed Rate Payer Payment        The 25th day of each month of each year,  commencing June 25, 2006, through
           Dates:                          and including  the  Termination  Date,  subject to adjustment in accordance with the Following Business Day Convention..
           Fixed Rate:                     5.35%
           Fixed Rate Day                  30/360
           Count Fraction:
      ADDITIONAL FIXED PAYMENT             ON APRIL 24, 2006, DBAG WILL MAKE A PAYMENT TO COUNTERPARTY OF USD 189,000.
      FLOATING AMOUNTS:
           Floating Rate Payer:            DBAG
           Floating Rate Payer Period      The 25th day of each month of each year,  commencing June 25, 2006, through
           End Dates:                      and including  the  Termination  Date,  subject to adjustment in accordance with the Following Business Day Convention.
           Floating Rate Payer Payment     The 25th day of each month of each year,  commencing June 25, 2006, through
           Dates:                          and including  the  Termination  Date,  subject to adjustment in accordance with the Following Business Day Convention.
           Floating Rate Option:           USD-LIBOR-BBA
           Floating Rate for the Initial   To be determined.
           Calculation Period:
           Designated Maturity:            One month
           Floating Rate Day Count         Actual/360
           Fraction:
           Reset Dates:                    The first day of each Calculation Period.
           Compounding:                    Inapplicable
           Business Days:                  New York
           Business Day                    Following
           Convention:
3.        Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:
1)        The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master  Agreement  will apply to any Transaction.
2)        TERMINATION PROVISIONS.  For purposes of the ISDA Form Master Agreement:
(a)       "SPECIFIED ENTITY" is not applicable to DBAG or Counterparty.
(b)       "SPECIFIED TRANSACTION" is not applicable to DBAG or Counterparty,  and, accordingly,  Section 5(a)(v) shall not apply to DBAG or Counterparty.
(c)       The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to DBAG or Counterparty.
(d)       The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to DBAG or Counterparty.
(e)       The "BANKRUPTCY" provision of Section 5(a)(vii)(2) shall not apply to Counterparty.
(f)       The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to DBAG  or to Counterparty.
(g)       PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the ISDA Form Master Agreement:
          (i)      Market Quotation will apply.

          (ii)     The Second Method will apply.
(h)       "TERMINATION CURRENCY" means United States Dollars.
(i)       EVENTS  OF  DEFAULT.  The  provisions  of  Sections  5(a)(ii),  5(a)(iii)  and  5(a)(iv)  shall not apply to
          Counterparty.  The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to DBAG.
(j)       TAX EVENT.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master  Agreement  shall not apply to  Counterparty,  and  Counterparty  shall not be required to pay any additional  amounts referred to therein.
3)        TAX REPRESENTATIONS.
(a)       PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of DBAG and
          Counterparty will make the following representations:
         It is not required by any applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),  6(d)(ii)  or 6(e) of the ISDA  Form  Master
         Agreement) to be made by it to the other party under this Agreement.  In making this  representation,  it may rely on:
          (i)      the accuracy of any  representations  made by the other party  pursuant to Section 3(f) of the ISDA
          Form Master Agreement;
          (ii)     the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form
          Master Agreement and the accuracy and  effectiveness of any document provided by the other party pursuant to
          Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and
          (iii)    the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form
          Master Agreement,  provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.
(b)       PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of the ISDA Form Master Agreement,  each of DBAG and
          Counterparty make the following representations.
          The following representation will apply to DBAG:
                 DBAG is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations  concerning information  reporting  and backup  withholding  tax (as in effect on January 1,  2001),  unless DBAG provides  written notice to Counterparty  that it is no longer a foreign  person.  In respect of each
                 Transaction  it enters into through an office or  discretionary  agent in the United  States or which otherwise is allocated for United States  federal  income tax purposes to such United States trade or business,  each payment  received or to be received by it under such  Transaction will be effectively connected with its conduct of a trade or business in the United States.
          The following representation will apply to Counterparty :
                 Deutsche Bank Trust Company Americas is the Trustee under the Pooling and Servicing Agreement.
4)        DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a)(i) and 4(a)(iii):
(a)       Tax forms, documents, or certificates to be delivered are:
PARTY REQUIRED TO DELIVER DOCUMENT        FORM/DOCUMENT/                         DATE BY WHICH TO BE DELIVERED
                                          CERTIFICATE
DBAG and Counterparty                     Any document required or reasonably    Promptly after the earlier of
                                          requested to allow the other party     (i) reasonable demand by either
                                          to make payments under this            party or (ii) learning that such
                                          Agreement without any deduction or     form or document is required.
                                          withholding for or on the account of
                                          any Tax or with such deduction or
                                          withholding at a reduced rate.
(b)       Other documents to be delivered are:
PARTY REQUIRED TO DELIVER       FORM/DOCUMENT/               DATE BY WHICH TO BE           COVERED BY SECTION 3(D)
DOCUMENT                        CERTIFICATE                  DELIVERED                     REPRESENTATION
Counterparty                    Any documents required by    Upon the execution and        Yes
                                the receiving party to       delivery of this Agreement.
                                evidence the authority of
                                the delivering party or
                                its Credit Support
                                Provider, if any, for it
                                to execute and deliver
                                this Agreement and any
                                Credit Support Documents
                                to which it is a party,
                                and to evidence the
                                authority of the
                                delivering party or its
                                Credit Support Provider to
                                perform its obligations
                                under this Agreement
                                and/or Credit Support
                                Document, as the case may
                                be.
DBAG and Counterparty           A certificate of an          Upon the execution and        Yes
                                authorized officer of the    delivery of this Agreement.
                                party, as to the
                                incumbency and authority
                                of the respective officers
                                of the party signing this
                                Agreement.
DBAG                            Legal opinion with respect   Upon the execution and        No
                                to such party and its        delivery of this Agreement.
                                Credit Support Provider,
                                if any, for it, reasonably
                                satisfactory in form and
                                substance to the other
                                party relating to the
                                enforceability of the
                                party's obligations under
                                this Agreement.
DBAG                            A copy of the most recent    Promptly after request by     Yes
                                annual report of such        the other party.
                                party (only if available)
                                and its Credit Support
                                Provider, if any,
                                containing in all cases
                                audited consolidated
                                financial statements for
                                each fiscal year certified
                                by independent certified
                                public accountants and
                                prepared in accordance
                                with generally accepted
                                accounting principles in
                                the United States or in
                                the country in which such
                                party is organized.
Counterparty                    Each other report or other   Promptly upon request by      Yes
                                document required to be      DBAG, or with respect to
                                delivered by or to           any particular type of
                                Counterparty under the       report or other document as
                                terms of the Pooling and     to which DBAG has
                                Servicing Agreement, other   previously made request to
                                than those required to be    receive all reports or
                                delivered directly by the    documents of that type,
                                Trustee to DBAG thereunder.  promptly upon delivery or
                                                             receipt of such report or
                                                             document by Counterparty.
5)        ADDITIONAL PROVISIONS.
(a)       ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:
          Address for notices or communications to DBAG:
                All notices to DBAG under Sections 5 or 6 (other than notices under Section 5(a)(i)) shall be sent to:

                Deutsche Bank AG, Head Office
                Tanusanlage 12
                60262 Frankfurt
                Attention: Legal Department

                Telex No: 411836 or 416731 or 41233
                Answerback: DBF-D

                All other notices to DBAG shall be sent to:
                Address:         60 Wall Street
                                        New York, New York 10005
                Attention:       Derivative Documentation
                Facsimile:       +44 20 7545 9761
                Telephone:       +44 20 7545 9761
                E-mail:          Derivative.Documentation@db.com
                (For all purposes)

                with a copy to the Deutsche  Bank AG, 60 Wall Street,  New York,  New York 10005,  Attention:  General
                Counsel's Office for any notice given pursuant to Section 5 or 6 of the ISDA Form Master Agreement.
          Address for notices or communications to Counterparty :
                Address:          RALI Series 2006-QA3  Trust
                                  c/o Deutsche Bank Trust Company Americas
                                  [please advice]
                Facsimile:        []
                Telephone:        []
                with a copy to:
                Address:          Residential Funding Corporation
                                  8400 Normandale Lake Blvd., Suite 250
                                  Minneapolis, MN 55437
                Attention:        Josie Knorr
                Facsimile No.: 915-352-0503
          (For all purposes)
(b)       PROCESS AGENT. For the purpose of Section 13(c):
          DBAG appoints as its Process Agent: Not Applicable
          Counterparty appoints as its Process Agent: Not Applicable
(c)       OFFICES.  The provisions of Section 10(a) will not apply to this  Agreement;  neither DBAG nor  Counterparty have any Offices other than as set forth in the Notices Section.
(d)       MULTIBRANCH PARTY. For the purpose of Section 10(c) of the ISDA Form Master Agreement:
          DBAG is not a Multibranch Party.
          Counterparty is not a Multibranch Party.
(e)       CALCULATION AGENT.  The Calculation Agent is DBAG.
(f)       CREDIT SUPPORT DOCUMENT.  Initially with respect to DBAG, not applicable;  however,  if required pursuant to
          Paragraph  3(5)(u) hereof, a guaranty or a Credit Support Annex  satisfactory to Counterparty and the Rating
          Agencies.  With respect to Counterparty, not applicable.
(g)       CREDIT SUPPORT PROVIDER.
          DBAG:  Not Applicable
          Counterparty :  Not Applicable
(h)       GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law principles  thereof,  other than New York General Obligations Law Sections 5-1401 and 5-1402.
(i)       NON-PETITION.  DBAG hereby irrevocably and  unconditionally  agrees that it will not institute  against,  or join any other person in  instituting  against or cause any other  person to  institute  against RALI Series
          2006-QA3  Trust,  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series  2006-QA3,  any  bankruptcy,
          reorganization,  arrangement,  insolvency, or similar proceeding under the laws of the United States, or any other  jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing  Agreement) and the expiration of a period of one year plus ten days (or, if longer,  the applicable  preference  period) following such payment.  This provision shall survive the termination of this Agreement.
(j)       SEVERABILITY.  If any term, provision,  covenant, or condition of this Agreement, or the application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated,  so long as this Agreement as so modified continues to express,  without material change, the original  intentions of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this  Agreement will not substantially impair the respective benefits or expectations of the parties.
          The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.
(k)       CONSENT TO RECORDING.  Each party hereto consents to the monitoring or recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or  employees of the parties, waives any further notice of such  monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.
(l)       WAIVER OF JURY TRIAL. Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement,  any Credit Support  Document or any of the transactions contemplated hereby.
(m)       NO SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreement, each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder against any  obligation  between it and the other  party  under any other  agreements.  The  provisions  for
          Set-off set forth in  Section 6(e)  of the ISDA Form Master  Agreement  shall not apply for purposes of this
          Transaction.
(n)       This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
(o)       TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this
          Agreement is executed and delivered by Deutsche Bank Trust Company Americas  ("DBTCA"),  not individually or personally but solely as Trustee of Counterparty,  in the exercise of the powers and authority conferred and vested in it, it has been directed to enter into this  Agreement  under the Pooling and Servicing  Agreement and that  Deutsche  Bank Trust  Company  Americas  shall  perform its duties and  obligations  hereunder  in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing  Agreement,  (b)
          each of the  representations,  undertakings  and agreements  herein made on the part of Counterparty is made and intended not as personal  representations,  undertakings  and  agreements by Deutsche Bank Trust Company
          Americas  but is made and  intended  for the  purpose of  binding  only  Counterparty,  (c)  nothing  herein contained  shall  be  construed  as  creating  any  liability  on  Deutsche  Bank  Trust  Company  Americas, individually or personally,  to perform any covenant either expressed or implied contained herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto,  and (d) under no  circumstances  shall  Deutsche Bank Trust Company  Americas be personally  liable for the payment of any  indebtedness  or expenses  of  Counterparty  or be liable for the breach  or  failure  of  any  obligation,  representation,  warranty  or  covenant  made  or  undertaken  by
          Counterparty under this Agreement or any other related documents;  provided,  that nothing in this paragraph shall relieve Deutsche Bank Trust Company Americas from performing its duties and obligations  hereunder and under the Pooling and  Servicing  Agreement  in  accordance  with the  standard of care set forth herein and therein.
(p)       DBAG hereby agrees that,  notwithstanding  any provision of this  agreement to the contrary,  Counterparty's obligations  to pay any amounts owing under this  Agreement  shall be subject to Section 4.09 of the Pooling and  Servicing  Agreement  and DBAG's right to receive  payment of such amounts  shall be subject to Section
          4.09 of the Pooling and Servicing Agreement.
(q)       "AFFILIATE".  Counterparty  shall be deemed  to not have any  Affiliates  for  purposes  of this  Agreement, including for purposes of Section 6(b)(ii).
(r)       Section 3 of the ISDA Form Master  Agreement  is hereby  amended by adding at the end thereof the  following subsection (g):
          "(g)     Relationship Between Parties.

                        Each  party  represents  to the other  party on each date  when it enters  into a  Transaction that:--

                    (1)     Nonreliance.  (i) It is not relying on any statement or  representation of the other party regarding the Transaction  (whether  written or oral),  other than the  representations  expressly made in this  Agreement  or the  Confirmation  in  respect  of that  Transaction  and  (ii) it has consulted with its own legal,  regulatory,  tax,  business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  and it has made its own investment,  hedging and trading  decisions  based upon its own judgment  and upon any advice from such  advisors as it has deemed necessary and not upon any view expressed by the other party.
                    (2)     Evaluation and Understanding.
                    (i)     It has the capacity to evaluate  (internally or through independent  professional  advice)
                    the Transaction  and has made its own decision to enter into the  Transaction  and, in the case of
                    Counterparty,  it has been  directed  by the Pooling and  Servicing  Agreement  to enter into this
                    Transaction; and
                    (ii)    It understands the terms,  conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.
                    (3)     Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or  investments,  hedging its underlying  assets or  liabilities  or in connection  with a line of business.
                    (4)     Status of  Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.
                    (5)     Eligible Contract  Participant.  It is an "eligible contract  participant" as such term is defined  in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R  35)  promulgated  under,  and it constitutes an "eligible  contract  participant"  as such term is defined in Section 1(a)12 of the
                    Commodity Exchange Act, as amended."

(s)       The ISDA Form Master  Agreement  is hereby  amended as follows:  the word  "third"  shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.
(t)       TRANSFER,  AMENDMENT  AND  ASSIGNMENT.  No transfer,  amendment,  waiver,  supplement,  assignment  or other modification of this Transaction  shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing  Agreement)  unless each of
          Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard  and  Poor's,  a Division  of the McGraw Hill
          Companies  ("S&P"),  has been  provided  prior  notice of the same and  confirms  in writing  (including  by facsimile transmission) that it will not downgrade,  qualify,  withdraw or otherwise modify its then-current rating of the RALI Series 2006-QA3 Trust, Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-QA3
          (the "Certificates").
(u)       ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

          (a)      If a Rating Agency  Downgrade  has occurred and DBAG has not complied  with the  provisions of this
                    Paragraph 3(5)(u) set forth below,  then an Additional  Termination Event shall have occurred with respect  to DBAG and DBAG shall be the sole  Affected  Party  with  respect to such an  Additional
                    Termination Event.

          (b)      If Section 4.09, Section  4.02(c)(xxi),  or Section 11.10 of the Pooling and Servicing Agreement is
                    changed,  amended or modified,  or compliance  therewith  waived,  without the written  consent of
                    DBAG, then an Additional  Termination  Event shall have occurred with respect to Counterparty  and
                    Counterparty  shall be the sole  Affected  Party with  respect to such an  Additional  Termination
                    Event.

          RATING AGENCY  DOWNGRADE If a Ratings Event (as defined below) shall occur and be continuing with respect to
          DBAG,  then DBAG shall (A) within 5 Business Days of such Ratings Event,  give notice to Counterparty of the occurrence  of such  Ratings  Event,  and (B) use  reasonable  efforts to transfer  (at its own cost) DBAG's rights and obligations  hereunder to another party,  subject to satisfaction of the Rating Agency  Condition
          (as  defined  below).  Unless  such a  transfer  by DBAG has  occurred  within 20  Business  Days  after the occurrence  of a Ratings  Event,  DBAG shall  immediately,  at its own cost,  post Eligible  Collateral  (as designated in the approved Credit Support Annex), to secure  Counterparty's  exposure or potential  exposure to DBAG,  and such Eligible  Collateral  shall be provided in accordance  with a Credit  Support Annex to be attached  hereto and made a part hereof.  The Eligible  Collateral to be posted and the Credit Support Annex to be executed and  delivered  shall be subject to the Rating  Agency  Condition.  Valuation  and posting of
          Eligible  Collateral shall be made weekly.  Notwithstanding the addition of the Credit Support Annex and the posting of Eligible  Collateral,  DBAG shall continue to use  reasonable  efforts to transfer its rights and obligations  hereunder to an acceptable third party;  provided,  however,  that DBAG's obligations to find a transferee and to post Eligible  Collateral  under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing  with respect to DBAG. For the purpose  hereof,  a "Ratings  Event"
          shall occur with respect to DBAG if the long-term and short-term  senior  unsecured  deposit ratings of DBAG cease to be at least A and A-1 by  Standard  & Poor's  Ratings  Service  ("S&P")  and at least A1 and P-1 by
          Moody's Investors Service,  Inc.  ("Moody's") and at least A and F1 by Fitch, Inc. ("Fitch"),  to the extent such obligations are rated by S&P and Moody's and Fitch (the "Approved Rating Thresholds").

          If a Ratings  Withdrawal  (as defined below) shall occur and be continuing  with respect to DBAG,  then DBAG shall within 2 Business Days of such Ratings  Withdrawal,  (A) give notice to Counterparty of the occurrence of such Ratings Withdrawal,  and (B) (i) transfer (at its own cost) DBAG's rights and obligations  hereunder to another party,  subject to satisfaction  of the Rating Agency  Condition or (ii) obtain a guaranty of its obligations  hereunder from another party,  subject to the satisfaction of the Rating Agency Condition,  and such guaranty shall remain in effect only for so long as a Ratings  Withdrawal is continuing with respect to
          DBAG. For the purpose hereof, a "Ratings  Withdrawal"  shall occur with respect to DBAG if the long-term and short-term  senior  unsecured  deposit  ratings of DBAG are withdrawn by S&P or cease to be at least A-3 and
          BBB- by S&P.

          "Rating  Agency  Condition"  means,  with  respect to any action taken or to be taken,  a condition  that is satisfied  when S&P,  Moody's and Fitch have  confirmed  in writing that such action would not result in the downgrade,  qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates.

(v)       ADDITIONAL REPRESENTATIONS.  Counterparty represents that: (a) it is directed pursuant to the Pooling and
          Servicing Agreement to enter into this Transaction (including the Agreement) and to perform its obligations hereunder (and thereunder); (b) the Transaction and the performance of its obligations hereunder (and under the Agreement) do not violate any material obligation of such Party; (c) each of the Pooling and Servicing
          Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (d) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which Counterparty is a party constitutes the legal, valid and binding obligations of Counterparty, enforceable against Counterparty in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors'
          rights generally; (e) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Counterparty is a party; and (f) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Counterparty.

(w)       NON-RECOURSE. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the swap account, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the swap account and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the swap account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.

4.        Account Details and                          PAYMENTS TO DBAG:
          Settlement Information:                      DB Trust Co. Americas, New York
                                                       SWIFT Code: BKTRUS33
                                                       Favor Of: Deutsche Bank AG, New York
                                                       Account Number: 01 473 969
                                                       Reference: N459787N

                                                       PAYMENTS TO COUNTERPARTY :
                                                       Deutsche Bank Trust Company Americas
                                                       [please advise]

Counterparty  hereby agrees to check this  Confirmation and to confirm that the foregoing  correctly sets forth the terms of the  Transaction  by  signing  in the  space  provided  below and  returning  to DBAG a  facsimile  of the fully-executed Confirmation to +44 22 7545 9761

                                       [SIGNATURES BEGIN ON FOLLOWING PAGE]

We are  very  pleased  to have  executed  this  Transaction  with  you  and we look  forward  to  completing  other transactions with you in the near future.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH

By:      /s/ John Farrell
     Name: John Farrell
     Title: Vice President

By:      /s/ Mathew Hoff
     Name: Mathew Hoff
     Title: Assistant Vice President

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY:  Deutsche Bank Trust Company Americas as Trustee for the benefit of RALI Series 2006-QA3 Trust, Mortgage
Asset-Backed Pass-Through Certificates, Series 2006-QA3

By:      /s/ Barbara Campbell
     Name: Barbara Campbell
     Title: Vice President

EXHIBIT I

---------------------------------------- -------------------------------------- --------------------------------------
FROM AND INCLUDING*                      TO BUT EXCLUDING*                      NOTIONAL AMOUNT (USD)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
            Effective Date                             6/25/2006                           390,470,096.05
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               6/25/2006                               7/25/2006                           381,166,939.29
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               7/25/2006                               8/25/2006                           372,085,140.12
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               8/25/2006                               9/25/2006                           363,219,436.97
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               9/25/2006                              10/25/2006                           354,564,693.23
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              10/25/2006                              11/25/2006                           346,115,894.29
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              11/25/2006                              12/25/2006                           337,868,144.66
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              12/25/2006                               1/25/2007                           329,816,665.11
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               1/25/2007                               2/25/2007                           321,956,789.94
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               2/25/2007                               3/25/2007                           314,283,964.26
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               3/25/2007                               4/25/2007                           306,793,741.39
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               4/25/2007                               5/25/2007                           299,481,780.26
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               5/25/2007                               6/25/2007                           292,343,842.92
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               6/25/2007                               7/25/2007                           285,375,792.10
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               7/25/2007                               8/25/2007                           278,573,588.79
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               8/25/2007                               9/25/2007                           271,933,289.95
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               9/25/2007                              10/25/2007                           265,451,046.18
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              10/25/2007                              11/25/2007                           259,123,099.54
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              11/25/2007                              12/25/2007                           252,945,781.38
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              12/25/2007                               1/25/2008                           246,915,510.17
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               1/25/2008                               2/25/2008                           241,028,789.50
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               2/25/2008                               3/25/2008                           235,282,205.99
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               3/25/2008                               4/25/2008                           229,672,427.38
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               4/25/2008                               5/25/2008                           224,196,200.57
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               5/25/2008                               6/25/2008                           218,850,349.75
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               6/25/2008                               7/25/2008                           213,631,774.55
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               7/25/2008                               8/25/2008                           208,537,448.28
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               8/25/2008                               9/25/2008                           203,564,416.15
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               9/25/2008                              10/25/2008                           198,709,793.59
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              10/25/2008                              11/25/2008                           193,970,764.54
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              11/25/2008                              12/25/2008                           189,344,579.89
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              12/25/2008                               1/25/2009                           184,828,555.83
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               1/25/2009                               2/25/2009                           180,420,072.31
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               2/25/2009                               3/25/2009                           176,116,571.56
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               3/25/2009                               4/25/2009                           171,915,556.57
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               4/25/2009                               5/25/2009                           167,814,589.69
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               5/25/2009                               6/25/2009                           163,811,291.17
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               6/25/2009                               7/25/2009                           159,903,337.83
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               7/25/2009                               8/25/2009                           156,088,461.68
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               8/25/2009                               9/25/2009                           152,364,448.65
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               9/25/2009                              10/25/2009                           148,729,137.26
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              10/25/2009                              11/25/2009                           145,180,417.43
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              11/25/2009                              12/25/2009                           141,716,229.19
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              12/25/2009                               1/25/2010                           138,334,561.57
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               1/25/2010                               2/25/2010                           135,033,451.35
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               2/25/2010                               3/25/2010                           131,810,982.01
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               3/25/2010                               4/25/2010                           128,665,282.55
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               4/25/2010                               5/25/2010                           125,594,526.45
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               5/25/2010                               6/25/2010                           122,596,930.62
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               6/25/2010                               7/25/2010                           119,670,754.32
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               7/25/2010                               8/25/2010                           116,814,298.21
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               8/25/2010                               9/25/2010                           114,025,903.33
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               9/25/2010                              10/25/2010                           111,303,950.16
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              10/25/2010                              11/25/2010                           108,606,402.56
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              11/25/2010                              12/25/2010                           106,013,585.64
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              12/25/2010                               1/25/2011                           103,482,556.52
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               1/25/2011                               2/25/2011                           100,665,272.45
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               2/25/2011                           Termination Date                         90,547,446.88
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

* All dates  listed  above (with the  exception  of the  Effective  Date and the  Termination  Date) are subject to adjustment in accordance with the Following Business Day Convention